HENDERSON GLOBAL FUNDS


                         HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                        HENDERSON INCOME ADVANTAGE FUND


                      SUPPLEMENT DATED JANUARY 27, 2004 TO

                       PROSPECTUS DATED NOVEMBER 28, 2003

Effective February 2, 2004, the section "DESCRIPTION OF SHARE CLASSES -- Sales Charge Waivers -- Class A Shares" is revised to delete paragraph 11. This will ELIMINATE the sales charge waiver for purchases by individuals with the proceeds from shares redeemed from another fund complex within the last 30 days on which an initial or contingent deferred sales charge was paid.